UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 17, 2005
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             IOWA                      0-32637                     42-1039071
 ----------------------------     -----------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ---------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
            -------------------------------------------------------
            (Former Name, Former Address and Former Fiscal Year, if
                           Changed Since Last Report)

Item 8.01         Other Events

         A copy of the press release is attached hereto as Exhibit 99.1.

Section 9.01      Financial Statements and Exhibits

(c)      Exhibits

     Exhibit No.        Description

         99.1           Press Release dated November 17, 2005

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMES NATIONAL CORPORATION


Date:  November 17, 2005                   By:   /s/ Daniel L. Krieger
                                                 ------------------------------
                                                 Daniel L. Krieger, President
                                                 (Principal Executive Officer)

                                  EXHIBIT INDEX


     Exhibit No.        Description

         99.1           Press Release dated November 17, 2005